EXHIBIT 99.2

SLIDE 1

MAF BANCORP, INC.

Lehman Brothers
2006 Financial Services Conference
September 12-14, 2006

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 2

FORWARD-LOOKING INFORMATION
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Statements contained in this presentation that are not historical facts, constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “plan,” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future.

Factors which could have a material adverse effect on operations and could affect management’s outlook or future prospects of the Company and its subsidiaries include, but are not limited to, unanticipated changes in interest rates or further flattening or inversion of the yield curve, unanticipated changes in secondary mortgage market conditions, deposit flows, competition, adverse federal or state legislative or regulatory developments, higher than expected compliance costs, changes in economic conditions which result in increased delinquencies in the Company’s loan portfolio, the quality or composition of the Company’s loan or investment portfolios, demand for loan products, financial services and residential real estate in the Company’s market areas, delays in our real estate development project, deterioration in local housing markets, the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 3

MAF Bancorp, Inc.

O	8th largest deposit market share in Chicago area*

O	6th largest deposit market share in the Milwaukee area*

O	82 branch offices; average branch size of $84 million

O	Nearly 300,000 households served

O	$11.5 billion in assets

O	$6.9 billion in deposits

O	Market capitalization of $1.4 billion**

* Based on FDIC data as of June 30, 2005, adjusted for EFC Bancorp acquisition

** Based on closing market price on 8/22/06

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 4

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Branches

o	Average Branch Size - $84 million
(At Period End)

32	34	66	72	75	82
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12/01	12/02	12/03	12/04	12/05	6/06

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 5

[MAP OF MAF BANCORP, INC.'S MARKET AREA SHOWING

MIDAMERICA BRANCH LOCATIONS APPEARS HERE]

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 6

DEPOSIT MARKET SHARE

MILWAUKEE

1. M&I Marshall & Ilsley Bank	28.07%

2. US Bank National Assn	23.73%

3. JPMorgan Chase Bank	6.93%

4. Associated Bank NA	5.37%

5. MID AMERICA BANK, FSB	3.13%

6. Wauwatosa Savings Bank	2.85%

7. Guaranty Bank	2.81%

8. Bank Mutual	1.98%

9. North Shore Bank FSB	1.77%

10. Wells Fargo Bank WI NA	1.63%

Based on FDIC data as of June 30, 2005

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 7

DEPOSIT MARKET SHARE

CHICAGO

1. JPMorgan Chase Bank	16.03%

2. LaSalle Bank	12.92%

3. Harris Trust & Savings Bank	9.81%

4. Northern Trust Co.	3.53%

5. Fifth Third Bank	3.36%

6. Wintrust Financial Corp.	2.70%

7. Charter One Bank NA	2.69%

8. MID AMERICA BANK FSB	2.35%*

9. MB Financial Bank NA	2.33%

10. Corus Bank NA	2.29%

Based on FDIC data as of June 30, 2005
*Proforma including EFS Bank

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 8

[MAP OF MAF BANCORP, INC.'S CHICAGO MARKET AREA SHOWING
MIDAMERICA BRANCH LOCATIONS APPEARS HERE]

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 9

EFC BANCORP ACQUISITION

o	$1 billion in assets

o	$700 million in deposits

o	Seven-office branch network

o	Population in primary market area (Kane County) predicted to grow more than 17% over next 5 years

o	Moves Mid America to #3 in Kane County

o	Information Systems conversion planned for February 2006

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 10

[MAP OF MAF BANCORP, INC.'S MARKET AREA APPEARS HERE]

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 11

[PIE CHARTS APPEAR HERE WITH THE FOLLOWING PLOT POINTS]

Deposit Composition – 6/30/06

Business Checking	4.4%
Regular Checking	15.6%
Money Market	11.4%
Passbook	18.1%
CD	50.5%

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 12

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Deposit Account Service Charges (Millions)

11% Annual Growth Rate (12/03-6/06)

$24.6	$34.1	$35.2	$19.4
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12/03	12/04	12/05	6/06
	Year Ended		Six Months

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 13

Mitigate Net Interest Margin Pressure

o	Limited asset growth

o	Sell more 1-4 family loans

o	Reduce reliance on higher-cost wholesale borrowings

o	Reinvest investment portfolio cash flows into loans:

o	Business Banking loans
o	HELOCs
o	ALT A – ARM Loans

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 14

[PIE CHARTS APPEAR HERE WITH THE FOLLOWING PLOT POINTS]

Loan Portfolio Composition

12/31/02	6/30/06
------------	------------
$4.4 Billion	$8.0 Billion

1-4 Family	79%	57%
Commericial RE	3%	8%
Consumer	10%	17%
Multifamily	6%	10%
C&I	1%	2%
Construction & Land	1%	6%

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 15

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS SHOWING TOTAL AMOUNT OF LOANS AND PERCENTAGES OF LOANS THAT ARE 1-4 FAMILY]

Loan Diversification

(Millions)

Total Loans

-----------

$4,410	$6,402	$6,878	$7,211	$7,995
------	------	------	------	------
12/31/02	12/31/03	12/31/04	12/31/05	6/30/06
				Six Months

1-4 Family Loans

----------------

79%	61%	59%	59%	57%
------	------	------	------	------
12/31/02	12/31/03	12/31/04	12/31/05	6/30/06
					Six Months

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 16

BUSINESS BANKING

o	Direct Connection with Business Customers

o	Fee Syndicated or Participation Loans

o	Focus on Lending and Deposit Services

o	Excellent Credit Quality

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 17

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Line of Credit Balances

(Millions)

$387	$898	$1,281	$1,282	$1,283
----	----	------	------	------
12/31/02	12/31/03	12/31/04	12/31/05	6/30/06

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 18

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Multi-Family Loan Balances (Millions)

$260	$621	$647	$699	$787
------	------	------	------	------
12/31/02	12/31/03	12/31/04	12/31/05	6/30/06

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 19

Mortgage Loans - Cross Penetration

Six Months Ended June 30, 2006

o	44% - Equity Lines of Credit

o	46% - Checking Accounts

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 20

Loan-Generated Fee Income

o	Risk Sharing with Mortgage Insurance Companies

o	Title Insurance

o	Mortgage Servicing

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 21

Mortgage Banking Operation

(Millions)

	Calendar Year					Six Months Ended
	2001	2002	2003	2004	2005	6/30/06
Gain on Sale of Loans	$8.7	$16.3	$25.9	$9.3	$10.7	$5.4
Loans Sold	$1,020	$1,315	$1,765	$914	$826	$586

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 22

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loans Serviced for Others (Millions)

(At Period End)

$1,402	$2,022	$3,331	$3,641	$2,919	$3,264
------	------	------	------	------	------
12/01	12/02	12/03	12/04	12/06	6/06

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 23

CREDIT QUALITY - 6/30/06

o	NPL/Total Loans: .53%

o	Allowance for Loan Loss Reserves: $40.4 million

o	Allowance for Loan Losses/NPL: 99%

o	Allowance for Loan Losses/Total Loans: .51%

o	91% of NPL are secured by 1-4 Family Properties

o	2006 Net Charge-offs to date: $1.8 million

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 24

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Income from Real Estate Operations

(Millions)

$9.5	$11.5	$9.7	$11.3	$6.7	$2.9	$1.2
------	-----	-----	-----	-----	-----	------
12/00	12/01	12/02	12/03	12/04	12/05	6/06
		Year Ended			Six Months

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 25

[MAP OF SPRINGBANK OF PLAINFIELD DEVELOPMENT APPEARS HERE]

SLIDE 26

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non Interest Expense/Average Assets

1.86%	1.99%	1.84%	1.74%
-----	-----	-----	-----
12/03	12/04	12/05	6/06
		Six Months

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 27

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Annual Cash Dividends

$0.06	$0.14	$0.15	$0.18	$0.26	$0.34
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1994	1995	1996	1997	1998	1999

$0.39	$0.46	$0.60	$0.72	$0.84	$0.92	$1.00
-----	-----	-----	-----	-----	-----	-----
2000	2001	2002	2003	2004	2005	2006
						(Projected)

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 28

Company Highlights

o	Growing franchise in attractive markets

o	Strong and varied asset - generation capabilities

o	Multiple non-interest income sources

o	Excellent credit quality

[MAF BANCORP, INC. LOGO APPEARS HERE]

SLIDE 29

MAF BANCORP, INC. LOGO APPEARS HERE]